June 28, 2013
Scharf Fund

Scharf Balanced Opportunity Fund

Series of Advisors Series Trust

Supplement to the Prospectus for the Scharf Fund dated January 28, 2013 and Supplement to the Prospectus for the Scharf Balanced Opportunity Fund dated December 31, 2012

Effective immediately, the following information is added to the “Tools to Combat Frequent Transactions – Redemption Fees” sections on page 28 of the Scharf Fund’s Prospectus and page 21 of the Scharf Balanced Opportunity Fund’s Prospectus:

The Fund’s redemption fee will not apply to broker wrap-fee program accounts.  Additionally, the Fund’s redemption fee will not apply to the following types of transactions:

•	premature distributions from retirement accounts due to the disability or health of the shareholder;

•	minimum required distributions from retirement accounts;

•	redemptions resulting in the settlement of an estate due to the death of the shareholder;

•	shares acquired through reinvestment of distributions (dividends and capital gains); and

•	redemptions initiated through an automatic withdrawal plan.

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Please retain this Supplement with your Prospectus for future reference.